                                                                    Exhibit 99.1




I. GOVERNMENTAL HEALTH CARE RECOVERY ACTIONS

        People of the State of California, et al. v. Philip Morris Incorporated, et al., Case No. BC194217, Superior Court of California, County of Los Angeles (case filed 7/14/98). People seek injunctive relief and economic reimbursement with respect to damages allegedly caused by environmental tobacco smoke (ETS).

        United States of America v. Philip Morris, Inc., et al., Case No. 1:99CVO2496, USDC, District of Columbia (case filed 9/22/99). The United States of America seeks to recover health care costs paid for and furnished, and to be paid for and furnished, by the federal government through Medicare and otherwise, for lung cancer, heart disease, emphysema and other tobacco-related illnesses. In October 2000, the District Court dismissed the government's claims pursuant to the Medicare Secondary Payor Act and the Medical Cost Recovery Act, but denied motions to dismiss RICO claims. Trial is scheduled for September 2004.

        City of Belford Roxo, Brazil v. Philip Morris Companies, Inc., et al., Case No.01-10911-CA-10, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 5/8/2001). The City of Belford Roxo seeks compensatory and injunctive relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.

        Republic of Belize v. Philip Morris Companies, Inc., et al., Case No. 00-8320-CA-01, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 4/5/01). The Republic of Belize seeks reimbursement of the funds expended on behalf of those injured by and addicted to tobacco products.

        City of Belo Horizonte, Brazil v. Philip Morris Companies, Inc., et al., Case No.01-10920-CA-04, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 5/8/2001). The City of Belo Horizonte seeks compensatory and injunctive relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.

        City of Carapicubia, Brazil v. Philip Morris Companies, Inc., et al., Case No. 01-10910-CA-24, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 5/8/2001). The City of Carapicuiba seeks compensatory and injunctive relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.

        City of Duque De Caxias, Brazil v. Philip Morris Companies, Inc., et al., Case No. 01-10917-CA-13, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 5/8/2001). The City of Duque De Caxias seeks compensatory and injunctive relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.

                                                                    Exhibit 99.1


        Republic of Ecuador v. Philip Morris Companies, Inc., et al., Case No. 00-1951-CA-27, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 1/21/00). The Republic of Ecuador seeks reimbursement of the funds expended on behalf of those injured by and addicted to tobacco products.

        Republic of Ecuador v. Philip Morris International, Inc., et al., Case No. 01-5113, USDC, Florida, Southern District (case filed 12/21/00). The Republic of Ecuador seeks to recover damages suffered by Ecuador, due to alleged misconduct of defendants, specifically loss of taxes and violations to Florida RICO law.

        The State of Espirito Santo, Brazil v. Brooke Group Ltd., et al., Case No. 00-07472-CA- 03, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County. The State of Espirito Santo, Brazil seeks reimbursement for all costs and damages incurred by the State.

        The State of Goias, Brazil v. Philip Morris Companies, Inc., et al., Case No. 99-24202-CA 02, Circuit Court of the 11th Judicial Circuit, Florida-Dade County (case filed 10/19/99). The State of Goias, Brazil seeks compensatory and injunctive relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.

        City of Joao Pessoa, Brazil v. Philip Morris Companies, Inc., et al., Case No. 01-10919-CA-01, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 5/8/2001). The City of Joao Pessoa seeks compensatory and injunctive relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.

        City of Jundiai, Brazil v. Philip Morris Companies, Inc., et al., Case No. 01-10924-CA-10, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 5/8/2001). The State of Jundiai seeks compensatory and injunctive relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.

        The Kyrgyz Republic v. The Brooke Group Ltd., et al., Case No. 01-01740 CA-25, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County. The Kyrgyz Republic seeks compensatory and injunctive relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.

        City of Mage, Brazil v. Philip Morris Companies, Inc., et al., Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 5/8/2001). The City of Mage seeks compensatory and injunctive relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.

                                                                    Exhibit 99.1

        The State of Mato Grosso do Sul , Brazil, et al. v. Philip Morris Companies, Inc., et al., Circuit Court of the 11th Judicial Circuit, Florida, Dade County (case filed 7/19/00). The State of Mato Grasso do Sul, Brazil seeks compensatory and injunctive relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.

        City of Nilopolis - RJ, Brazil v. Philip Morris Companies, Inc., et al., Case No. 01-10916-CA-01, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 5/8/2001). The City of Nilopolis seeks compensatory and injunctive relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.

        City of Nova Iguacu - RJ, Brazil v. Philip Morris Companies, Inc., et al.,Case No. 01-10909-CA-24, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 5/8/2001).The City of Nova Iguacu seeks compensatory and injunctive relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.

        The State of Para, Brazil v. Philip Morris Companies, Inc., et al., Case No.01-10925-CA-23, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 5/8/2001). The State of Para seeks compensatory and injunctive relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.

        The State of Parana, Brazil v. Philip Morris Companies, Inc., et al., Case No. 01-10908-CA-02, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 5/8/2001). The State of Parana seeks compensatory and injunctive relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.

        The State of Pernambuco, Brazil v. Philip Morris Companies, Inc., et al., Case No.01-31241-CA-20, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 12/28/01). The State of Pernambuco seeks compensatory and injunctive relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.

        The State of Piaui, Brazil v. Philip Morris Companies, Inc, et al., Case No. 00-32238 CA 30, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 12/13/00). The State of Piaui, Brazil seeks compensatory and injunctive relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.

        City of Rio De Janerio, Brazil v. Philip Morris Companies, Inc., et al., Case No. 01-10911-CA-10, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 5/8/2001). The City of Rio De Janerio seeks compensatory and injunctive

                                                                    Exhibit 99.1

        relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.

        The State of Rondonia, Brazil v. Philip Morris Companies, Inc, et al., Case No. 01-10907-CA-09, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 5/8/2001). The State of Rondonia seeks compensatory and injunctive relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.

        The Russian Federation , et al. v. Philip Morris Companies, Inc, et al., Case No. 00-20918 CA 24, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 8/28/00). The Russian Federation seeks compensatory and injunctive relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.

        City of Sao Bernardo Do Carmpo, Brazil v, Philip Morris Companies, Inc., et al., Case No. 01-10918-CA-11, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 5/8/2001). The City of Sao Bernardo Do Carmpo seeks compensatory and injunctive relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.

        Republic of Tajikistan v. The Brooke Group Ltd., et al., Case No. 01-01736 CA-24, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County. The Republic of Tajikistan seeks compensatory and injunctive relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.

        The State of Tocantins, Brazil, et al. v. The Brooke Group Ltd., Inc., et al., Case No. 00-28101 CA 05, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County. The State of Tocantins, Brazil seeks compensatory and injunctive relief for damages for personal injuries and misrepresentation of risk regarding the use of tobacco products manufactured by defendants.

        Republic of Venezuela v. Philip Morris Companies, Inc., et al., Case No. 99-01943-CA-01, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 1/27/99). The Republic of Venezuela seeks compensatory and injunctive relief for damages incurred by the Republic in paying for the Medicaid expenses of indigent smokers.

        County of McHenry, et al. v. Philip Morris, Inc., et al., Case No. 00L 007949, Circuit Court, Illinois, Cook County (case filed 7/13/00). County of McHenry seeks monetary damages, civil penalties, declaratory and injunctive relief, restitution, and disgorgement of profits.

                                                                    Exhibit 99.1


        General Sick Fund (Kupat Holim Clalit) v. Philip Morris, Inc., et al., Case No. 1571/98, District Court, Israel, Jerusalem (case filed 9/28/98). General Sick Fund seeks monetary damages and declaratory and injunctive relief on behalf of itself and all of its members.

        Republic of Panama v. The American Tobacco Company, Inc., et al., Case No. 98-17752, Civil District Court, State of Louisiana, Orleans Parish (case filed 10/20/98). The Republic of Panama seeks compensatory and injunctive relief for damages incurred by the Republic in paying for the medicaid expenses of indigent smokers. Transferred to the Judicial Panel on Multidistrict Litigation in the United States District Court of the District of Columbia on 11/6/00.

        The State of Sao Paulo v. The American Tobacco Company, et al., Case No. 20 00-02058, Civil District Court, Louisiana, Parish of Orleans (case filed 2/9/00). The State of Sao Paulo seeks reimbursement of the funds expanded on behalf of those injured by and addicted to defendants' tobacco products.

        County of Wayne v. Philip Morris Incorporated, et al., USDC, Eastern District, Michigan. County of Wayne seeks to obtain damages, remediation through tobacco education and anti-addiction programs, injunctive relief, attorneys' fees and costs.

        City of St. Louis, et al. v. American Tobacco Company, Inc., et al., Case No. CV-982-09652, Circuit Court, State of Missouri, City of St. Louis (case filed 12/4/98). City of St. Louis and area hospitals seek to recover past and future costs expended to provide healthcare to Medicaid, medically indigent, and non-paying patients suffering from tobacco-related illnesses.

        County of St. Louis, Missouri v. American Tobacco Company, Inc., et al., Case No. 982-09705, Circuit Court, State of Missouri, City of St. Louis (case filed 12/10/98). County seeks to recover costs from providing healthcare services to Medicaid and indigent patients, as part of the State of Missouri terms as a party to the Master Settlement Agreement.

        The Crow Creek Sioux Tribe v. The American Tobacco Company, et al., Case No. CV 97-09-082, Tribal Court of The Crow Creek Sioux Tribe, State of South Dakota (case filed 9/26/97). Indian tribe seeks equitable and injunctive relief for damages incurred by the tribe in paying for the expenses of indigent smokers.

                                                                    Exhibit 99.1

        Alabama Coushatta Tribe of Texas, The v. The American Tobacco Company, et al., Case No. 1: 00CV-596, USDC, Texas, Eastern District (case filed 8/30/2000). The Tribe seeks to have the tobacco companies' liability to the Tribe judicially recognized and to restore to the Tribe those funds spent for smoking-attributable costs by the Tribe itself and various state and federal health services.

        Republic of Bolivia v. Philip Morris Companies, Inc., et al., Case No. 6949*JG99, District Court, State of Texas, Brazoria County, State of Texas (case filed 1/20/99). The Republic of Bolivia seeks compensatory and injunctive relief for damages incurred by the Republic in paying for the Medicaid expenses of indigent smokers.

        The State of Rio de Janerio of The Federated Republic of Brazil v. Philip Morris Companies, Inc., et al., Case No. CV-32198, District of Angelina County, State of Texas (case filed 7/12/99). The State of Rio de Janerio of The Federated Republic of Brazil seeks compensatory and injunctive relief for damages incurred by the Republic in paying for the Medicaid expenses of indigent smokers.


II. THIRD-PARTY PAYOR ACTIONS

        Fibreboard Corporation, et al. v. The American Tobacco Company, et al., Case No. 791919-8, Superior Court of California, County of Alameda (case filed 11/10/97). Asbestos company seeks reimbursement for damages paid to asbestos victims for medical and other relief, which damages allegedly are attributable to the tobacco companies.

        Central Illinois Laborers Health & Welfare Trust Fund, et al. v. Philip Morris, et al., Case No. 97-L516, USDC, Southern District of Illinois (case filed 5/22/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

        Group Health Plan, Inc., et al. v. Philip Morris, et al., Case No. 98-1036 DSD/JMM, USDC, Second Judicial District, Ramsey County, State Of Minnesota (case filed 3/13/98). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and beneficiaries suffering from smoking-related illnesses.

        Kaiser Aluminum & Chemical Corporation, et al v. RJR Nabsico, et al., Case No. 2000-615, Circuit Court of Mississippi, Jefferson County (case filed 12/15/00). Asbestos company seeks reimbursement for damages paid to asbestos victims for medical and other relief, which damages allegedly are attributable to the tobacco companies.

                                                                    Exhibit 99.1

        Owens-Illinois, Inc. v. R.J. Reynolds Tobacco Company, et al., Case No. 00-0077, Circuit Court, Mississippi, Sharkey County (case filed 4/9/01). Asbestos manufacturer seeks reimbursement for damages paid to asbestos victims for medical and other relief, which damages allegedly are attributable to the tobacco companies.

        Blue Cross and Blue Shield of New Jersey, et al. v. Philip Morris Inc., et al., Case No. 98-3287, New York, Eastern District. Judgment entered on behalf of Defendants. Action brought on behalf of twenty-four Blue Cross/Blue Shield insurers seeking to recover health care costs attributable to smoking. Judgment has been entered on a jury verdict and award of attorneys fees in favor of one plan, Empire Blue Cross and Blue Shield. Notices of Appeal from that Judgment have been filed.

        Keene Creditors Trust v. Brown & Williamson Tobacco Corp., et al., Case No. 606479/97, Supreme Court of New York, New York County (case filed 12/19/97). Asbestos company seeks reimbursement for damages paid to asbestos victims for medical and other relief, which damages allegedly are attributable to the tobacco company defendants.


III. SLAVERY REPARATIONS

        Johnson, et al. v. Aetna , Inc., et al., Case No. 02-2712, USDC, Louisiana, Eastern District. This class action is brought on behalf of all African American slave descendants for slavery reparations.

        Bankhead, et al. v. Lloyd's of London, et al., Case No. 05 CV 6966, USDC, Southern District of New York (case filed 9/3/02). This class action is brought on behalf of all African American slave descendants for slavery reparations.


 IV. CLASS ACTION CASES

        Jefferson County, et al. v. Philip Morris, Inc., et al., Case No. CV 02-6170, Circuit Court, Jefferson County, Alabama (case filed 10/10/02). This action is for injunctive relief and damages. Plaintiffs allege a class action against the tobacco defendants for their smoking related medical expenses unpaid by Medicaid.

        Brown, et al. v. The American Tobacco Company, et al., Case No. 711400, Superior Court of California, County of San Diego (case filed 10/1/97). This personal injury class action is brought on behalf of plaintiff and all similarly situated allegedly injured smokers resident in California. In April 2001, the court granted in part plaintiff's motion for class certification, and trial is scheduled to begin in March 2003. See Note 7, Contingencies, for a more detailed discussion of this case.

                                                                    Exhibit 99.1


        Sims, et al. v. Philip Morris, Inc., et al., Case No. 1:01CV01107, USDC, District of Columbia (case filed 5/23/01). Plaintiffs bring this class action to recover the purchase price paid by plaintiffs and class members while they were under age through the use of fraud, deception, misrepresentation and other activities constituting racketeering, in violation of federal law.

        Engle, et al. v. R.J. Reynolds, et al., Case No. 94-08273 CA 20, Circuit Court, Florida, Dade County (case filed 5/5/94). This personal injury class action is brought on behalf of plaintiff and all similarly situated allegedly injured smokers resident in Florida. The case was certified as a class action on October 31, 1994. Trial commenced in July 1998. A judgment for compensatory and punitive damages, which judgment presently is on appeal was entered in November 2000. See Note 7, Contingencies, for a more detailed discussion of this case.

        Cleary, et al. v. Philip Morris, Inc., et al., Case No. 98 L06427, Circuit Court of the State of Illinois, Cook County (case filed 6/11/98). This personal injury class action is brought on behalf of plaintiff and all similarly situated smokers resident in Illinois.

        Brammer, et al. v. R.J. Reynolds, et al., Case No. 4-97-CV-10461, USDC, Southern District of Iowa (case filed 6/30/97). This
        "addiction-as-injury" putative class action is brought on behalf of plaintiffs and all similarly situated allegedly addicted smokers resident in Iowa.

        Young, et al. v. The American Tobacco Company, et al., Case No. 2:97-CV-03851, Civil District Court, State of Louisiana, Orleans Parish (case filed 11/12/97). This personal injury class action is brought on behalf of plaintiff and all similarly situated allegedly injured smokers resident in Louisiana.

        Richardson, et al. v. Philip Morris, et al., Case No. 96145050/CL212596, Circuit Court, Baltimore City, Maryland (case filed on 5/29/96). This "addiction-as-injury" putative class action is brought on behalf of plaintiff and all similarly situated allegedly addicted smokers resident in Maryland.

        Lewis, Tarji, et al. v. Philip Morris, Incorporated, et al.,Case No. MICV2000-03447, Superior Court, Massachusetts, Middlesex County. This class action is brought on behalf of Massachusetts residents who began smoking under the legal age and who now wish to quit.

        Vandermeulen, Theresa, et al. v. Philip Morris Companies Inc., et al., Case No. 00-030548 CZ, Circuit Court, Michigan, Wayne County. This class action is brought on behalf of all Michigan smokers due to defendants' negligence, violation of Michigan Consumer Protection Act, breach of contract/warranty and fraudulent concealment.

                                                                    Exhibit 99.1


        White, et al. v. Philip Morris, et al., Case No. 5:97-CV-91BRS, Chancery Court of Mississippi, Jefferson County (case filed 4/24/97). This personal injury class action is brought on behalf of plaintiff and all similarly situated allegedly injured smokers resident in Mississippi.

        Badillo, et al. v. The American Tobacco Company, et al., Case No. CV-N-97-573-HDM (RAM), USDC, District of Nevada (case filed 11/4/97). This action is brought on behalf of all Nevada casino workers that allegedly have been injured by exposure to environmental tobacco smoke.

        Birchall, et al. v. Philip Morris Inc., et al., Case No. A453181, 8th Judicial District Court, Nevada, Clark County (case filed 7/10/02). This action is brought on behalf of all Nevada citizens, residents and survivors, who have suffered, presently suffer, or who have died from diseases or medical conditions caused by their addiction to cigarettes that contain nicotine.

        Deller, et al. v. Philip Morris Inc., et al., Case No. A456031, 8th Judicial District Court, Nevada, Clark County (case filed 9/9/02). This action is brought on behalf of all Nevada citizens, residents and survivors, who have suffered, presently suffer, or who have died from diseases or medical conditions caused by their addiction to cigarettes that contain nicotine.

        Ellington, et al. v. Philip Morris Inc., et al., Case No. A454215, 8th Judicial District Court, Nevada, Clark County (case filed 7/31/02). This action is brought on behalf of all Nevada citizens, residents and survivors, who have suffered, presently suffer, or who have died from diseases or medical conditions caused by their addiction to cigarettes that contain nicotine.

        Ginsberg, et al. v. Philip Morris Inc., et al., Case No. A455983, 8th Judicial District Court, Nevada, Clark County (case filed 9/6/02). This action is brought on behalf of all Nevada citizens, residents and survivors, who have suffered, presently suffer, or who have died from diseases or medical conditions caused by their addiction to cigarettes that contain nicotine.

        Goldfarb, et al. v. Philip Morris Inc., et al., Case No. A453907, 8th Judicial District Court, Nevada, Clark County (case filed 7/25/02). This action is brought on behalf of all Nevada citizens, residents and survivors, who have suffered, presently suffer, or who have died from diseases or medical conditions caused by their addiction to cigarettes that contain nicotine.

                                                                    Exhibit 99.1


        Hamil, et al. v. Philip Morris Inc., et al., Case No. A455985, 8th Judicial District Court, Nevada, Clark County (case filed 9/6/02). This action is brought on behalf of all Nevada citizens, residents and survivors, who have suffered, presently suffer, or who have died from diseases or medical conditions caused by their addiction to cigarettes that contain nicotine.

        Hudson, et al. v. Philip Morris Inc., et al., Case No. A456030, 8th Judicial District Court, Nevada, Clark County (case filed 9/9/02). This action is brought on behalf of all Nevada citizens, residents and survivors, who have suffered, presently suffer, or who have died from diseases or medical conditions caused by their addiction to cigarettes that contain nicotine.

        Martinez, et al. v. Philip Morris Inc., et al., Case No. A455846, 8th Judicial District Court, Nevada, Clark County (case filed 9/4/02). This action is brought on behalf of all Nevada citizens, residents and survivors, who have suffered, presently suffer, or who have died from diseases or medical conditions caused by their addiction to cigarettes that contain nicotine.

        Ramsden, et al. v. Philip Morris Inc., et al., Case No. A455989, 8th Judicial District Court, Nevada, Clark County (case filed 9/6/02). This action is brought on behalf of all Nevada citizens, residents and survivors, who have suffered, presently suffer, or who have died from diseases or medical conditions caused by their addiction to cigarettes that contain nicotine.

        Vandina, et al. v. Philip Morris Inc., et al., Case No. A454216, 8th Judicial District Court, Nevada, Clark County (case filed 7/31/02). This action is brought on behalf of all Nevada citizens, residents and survivors, who have suffered, presently suffer, or who have died from diseases or medical conditions caused by their addiction to cigarettes that contain nicotine.

        Vavrek, et al. v. Philip Morris Inc., et al., Case No. A454217, 8th Judicial District Court, Nevada, Clark County (case filed 7/31/02). This action is brought on behalf of all Nevada citizens, residents and survivors, who have suffered, presently suffer, or who have died from diseases or medical conditions caused by their addiction to cigarettes that contain nicotine.

        Avallone, et al. v. The American Tobacco Company, et al., Case No. MID-L-4883-98, Superior Court of New Jersey, Middlesex County (case filed 5/5/98). This personal injury class action is brought on behalf of plaintiff and all similarly situated non-smokers allegedly injured from exposure to second hand smoke resident in New Jersey.

                                                                    Exhibit 99.1


        Cosentino, et al. v. Philip Morris, et al., Case No. L-5135-97, Superior Court of New Jersey, Law Division, Middlesex County (case filed 5/21/97). This "addiction-as-injury" putative class action is brought on behalf of plaintiff and all similarly situated allegedly addicted smokers resident in New Jersey.

        Browne, et al. v. Philip Morris USA, et al., Case No CV-2-599, USDC, Eastern District, of New York (case filed 1/28/02). This personal injury class action is brought on behalf of plaintiffs to recover compensatory damages from smoking related injuries.

        Ebert, et al. v. Philip Morris Incorporated, et al., Case No. 00-CV-4632, New York Eastern District. Liggett has not been served.

        Geiger, et al. v. The American Tobacco Company, et al., Index No. 10657/97, Supreme Court of New York, Queens County (case filed 1/12/97). This personal injury class action is brought on behalf of plaintiff and all similarly situated injured smokers resident in New York.

        Mason, et al. v. The American Tobacco Company, et al., Case No. CV00-4442, USDC, Eastern District of New York. This nationwide taxpayer putative class action seeks reimbursement of Medicare expenses made by the United States government. Transferred from the Eastern District of Texas.

        Simon, et al. v. Philip Morris Inc, et al., Case No CV 99 1988, USDC, Eastern District of New York (case filed 4/9/99). This personal injury action is brought on behalf of plaintiffs seeking certification of a nationwide class under the applicable provisions of Rule 23 of the Federal Rules of Civil Procedure, on behalf of persons who have smoked defendant's cigarettes and who presently have a claim for personal injuries or damages, or wrongful death, arising from the smoking of defendants' cigarettes.

        In Re Simon (II) Litigation, Case No 00-CV-5332, USDC, Eastern District of New York (case filed 9/6/2000). This action consolidates claims of ten other individual and class action personal injury tobacco cases, and is brought on behalf of plaintiffs seeking certification of a nationwide class under the applicable provisions of Rule 23 of the Federal Rules of Civil Procedure. In September 2002, the court granted plaintiff's motion for certification of a nationwide punitive damages class. See Note 7, Contingencies, for a more detailed discussion of this case. (Consolidated Cases: 99-CV-1988, 00-CV-2340, 00-CV-4632, 00-CV-4442,
        98-CV-1492, 99-CV-6142, 98-CV-3287, 98-CV-7658, 98-CV-0675, 99-CV-7392)

        Creekmore, et al. v. Brown & Williamson Tobacco Corporation, et al., Case No. 98 CV 03403, Superior Court of North Carolina, Buncombe County (case filed 11/19/98). This personal injury class action is brought on behalf of plaintiffs and all similarly situated allegedly injured smokers resident in North Carolina.

                                                                    Exhibit 99.1


        Trivisonno, et al. v. Philip Morris Incorporated, et al., Case No. 459031, Court of Common Pleas, Ohio, Cuyahoga County. This personal injury class action is brought by behalf of plaintiff and all Ohio residents.

        Lowe, et al. v. Philip Morris Incorporated, et al., Case No. 0111-11835, Circuit Court, Oregon, Multnomah County. This personal injury class action is brought on behalf of plaintiff and all Oregon residents who have smoked cigarettes, but who have been diagnosed with lung cancer or smoking-related pulmonary disease.

        Myers, et al. v. Arthur A. Hayes, Jr., et al., Case No. 00C1773, Circuit Court, Davidson County, Tennessee. This action is for injunctive relief and damages. Plaintiffs allege a class action against the tobacco defendants for their smoking related medical expenses paid by Medicaid and/or Tennessee health care providers in violation of 42 USCS 1981 et seq., 18 USCS 241, and 42 USCS 1986.

        Jackson, et al. v. Philip Morris, Inc., et al., Case No. 980901634PI, 3rd Judicial Court of Utah, Salt Lake County (case filed 3/10/98). This "addiction-as-injury" class action is brought on behalf of plaintiff and all similarly situated allegedly injured smokers resident in Utah.

        Ingle, et al. v. Philip Morris, et al., Case No. 97-C-21-S, Circuit Court, State of West Virginia, McDowell County (case filed 2/4/97). This personal injury putative class action is brought on behalf of plaintiff and all similarly situated allegedly injured smokers resident in West Virginia.

        In Re Tobacco MM (6000) (Blankenship), Case No. 00-C-6000, Circuit Court, West Virginia, Ohio County. Class action seeking payments for costs of medical monitoring for current and former smokers. Liggett was severed from trial of other tobacco company defendants. Judgment upon jury verdict in favor of other tobacco company defendants on appeal.

        McCune v. The American Tobacco Company, et al., Case No. 97-C-204, Circuit Court, State of West Virginia, Kanawha County (case filed 1/31/97). This "addiction-as-injury" putative class action is brought on behalf of plaintiff and all similarly situated allegedly addicted smokers resident in West Virginia.

        Parsons, et al. v. Liggett Group Inc., et al., Case No. 98-C-388, Circuit Court, State of West Virginia, Kanawha County (case filed 4/9/98). This personal injury class action is brought on behalf of plaintiff's decedent and all West Virginia residents having claims for personal injury arising from exposure to both cigarette smoke and asbestos fibers.

        Walker, et al. v. Liggett Group Inc., et al., Case No. 2:97-0102, USDC, Southern District of West Virginia (case filed 2/12/97). Nationwide class certified and limited fund class action settlement preliminarily approved with respect to Liggett and Brooke Group on

                                                                    Exhibit 99.1











        May 15, 1997. Class decertified and preliminary approval of settlement withdrawn by order of district court on August 5, 1997, which order currently is on appeal to the Fourth Circuit.


  V. INDIVIDUAL SMOKER CASES

        Springer v. Liggett Group Inc. and Liggett & Myers, Inc., Case No. LR-C-98-428, USDC, Eastern District of Arkansas (case filed 7/19/98). Two individuals suing. Liggett is the only defendant.

        Birren, D., et al. v. Philip Morris Incorporated, et al., Case No. RIC 356880, Superior Court, Riverside County, California (case filed 04/03/01). Two individuals suing.

        Brown, D., et al. v. Philip Morris Incorporated, et al., Case No. BC 226245, Superior Court, Los Angeles County, California (case filed 3/9/00). One individual suing. Liggett has not been served.

        Brown V., et al. v. The American Tobacco Company, et al., Case No. 00AS02085, Superior Court, Sacramento County, California (case filed 4/18/00). Two individuals suing.

        Crayton v. Safeway, Inc., et al., Case No. RDC 820871-0, Superior Court, Alameda County, California (case filed 1/18/00). One individual suing.

        Donaldson, et al. v. Raybestos Manhattan, Inc., et al., Case No.998147, Superior Court of California, County of San Francisco (case filed 9/25/98). Two individuals suing.

        Fleury v. Philip Morris Inc., et al., Case No. BC 261184, Superior Court of California, County of Los Angeles. One individual suing.

        Ellis v. The American Tobacco Co., et al., Case No. 804002, Superior Court of California, County of Orange (case filed 1/13/99). One individual suing.

        Long, et al. v. Philip Morris Incorporated, et al., Case No. CV-00-12679, USDC, Central District, California (case filed 3/2/00). Two Individuals suing.

        Lamb, et al. v. Philip Morris Incorporated, et al., Case No. RIC 343417, Superior Court, Riverside County, California (case filed 5/26/00). Two individuals suing.

        McDonald, et al. v. Philip Morris Incorporated, et al., Case No. 2002-044907, Superior Court, Alameda County, California (case filed 0321/02).Three individuals suing.

                                                                    Exhibit 99.1

        Morse v. R.J. Reynolds Tobacco Company, et al., Case No. 822825-9, Superior Court, Alameda County, California. One individual suing.

        Rein v. Philip Morris Incorporated, et al., Case No. 807453-1, Superior Court of California, County of Alameda (case filed 5/5/99). One individual suing.

        Robinson, et al. v. Raybestos-Manhattan, Inc., et al., Case No. 996378, Superior Court of California, County of San Francisco (case filed 7/23/98). Two individuals suing.

        Robinson, et al. v. Raybestos- Manhattan, et al., Case No. 309286, Superior Court, California, County of San Francisco (case filed 1/18/00). Three individuals suing.

        Sellers, et al. v. Raybestos-Manhattan, et al., Case No. 996382, Superior Court of California, County of San Francisco (case filed 7/23/98). Two individuals suing.

        Smith, et al. v. Liggett Group Inc., et al., Case No. AS02275998, Superior Court, California, County of Santa Clara. Two individuals suing.

        Soliman v. Philip Morris Incorporated, et al, Case No. 31105, Superior Court, San Francisco County, California (case filed 3/28/00). One individual suing.

        Stern, et al. V. Liggett Group Inc., et al., Case No. M37696, Superior Court of California, County of Monterey (case filed 4/28/97). Two individuals suing.

        Williams, Kathleen, et al. v. Philip Morris Incorporated, et al., Case No. C01-04164, Superior Court, California, Contra Costa County (case filed 10/16/2001). Two individuals suing.

        Plummer, Brenda, et al. v. The American Tobacco., Case No. 6480, Superior Court, District of Columbia. Three individuals suing.

        Armand v. Philip Morris, et al., Case No. 97-31179-CICI, Circuit Court of the 7th Judicial Circuit, Florida, Volusia County (case filed 7/9/97). Two individuals suing.

        Atcheson v. R. J. Reynolds, et al., Case No. 97-31148-CICU, Circuit Court of the 7th Judicial Circuit, Florida, Volusia County (case filed 7/29/97). One individual suing.

        Bartley, et al. v. Brown & Williamson, et al., Case No. 97-11153, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/21/97). Two individuals suing.

        Blake, et al. v. R. J. Reynolds, et al., Case No. 01-13549, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 6/7/01). Two individuals suing.

                                                                    Exhibit 99.1


        Blair v. R. J. Reynolds, et al., Case No. 97-31177, Circuit Court of the 7th Judicial Circuit, Florida, Volusia County (case filed 7/29/97). One individual suing.

        Blank v. Philip Morris, et al., Case No. 97-05443, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 4/10/97). Two individuals suing.

        Bowdell, et al. v. Brown & Williamson Tobacco, et al., Case No. 02-7726-CI-11, Circuit Court for the 6th Judicial Circuit, Pinellas County (case filed 9/30/02). Two individuals suing.

        Britan, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 01-13451, County Court of the 11th Judicial Circuit, Florida, Miami-Dade County. One individual suing.

        Bronstein, et al. v. Brown & Williamson, et al., Case No. 97-008769, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/10/97). Two individuals suing.

        Brown, M. , et al. v. Liggett Group Inc., et al., Case No. 825999, Circuit Court of the 15th Judicial Circuit, Florida, Palm Beach County (case filed 5/28/02). Two individuals suing.

        Buford, Charles, A., et al. v. Liggett Group Inc., et al., Case No. 02-8243-CI-8, Circuit Court of the 6th Judicial Circuit, Florida, Pinellas County (case filed 10/17/02). Two individuals suing.

        Burns, et al. v. Liggett Group Inc., et al., Case No. 97-11175-27, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 4/3/98). One individual suing.

        Calhoun, C., et al. v. Brown & Williamson Corporation, et al., Case No. 02-7970, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 8/27/02). Two individuals suing.

        Clark v. Liggett Group Inc., Case No. 95-3333-CA, Circuit Court of the 4th Judicial Circuit, Florida, Dade County (case filed 8/18/95). One individual suing. Liggett only defendant.

        Clark, Carol M. v. R. J. Reynolds Tobacco Company, et al., Case No. 02-16981, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County, (case filed 7/3/02). One individual suing.

        Coffey v. Brown & Williamson Corporation, et al., Case No. 01-09335, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing.

                                                                    Exhibit 99.1

        Cowart v. Liggett Group Inc, et al., Case No.98-01483CA, Circuit Court of the 11th Judicial Circuit, Florida, Duval County (case filed 3/16/98). One individual suing.

        Davis, et al. v. Liggett Group Inc., et al., Case No. 97-11145, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 7/21/97). One individual suing.

        Davis, Beverly, et al. v. Liggett Group Inc., et al., Case No. 02-48914, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 10/4/02). Two individuals suing.

        Davison, et al. v. Brown & Williamson, et al., Case No. 97008776, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/10/97). Two individuals suing.

        De La Torre, et al. v. Brown & Williamson, et al., Case No. 97-11161, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 7/21/97). One individual suing.

        Dill v. Philip Morris, et al., Case No. 97-05446, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 4/10/97). One individual suing.

        Dougherty v. Philip Morris Inc., et al., Case No. 1999 32074 CICI, Circuit Court, Florida, Volusia County (case filed 11/17/99). One individual suing.

        Duecker v. Liggett Group Inc., Case No. 98-03093 CA, Circuit Court of the 4th Judicial Circuit, Florida, Duval County (case filed 7/5/98). One individual suing. Liggett is the only defendant.

        Eastman v. Brown & Williamson Tobacco Corp., et al., Case No. 01-98-1348, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 3/11/98). One individual suing.

        Flaks, et al. v. Brown & Williamson, et al., Case No. 97-008750, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/10/97). Two individuals suing.

        Garretson, et ux. v. R.J. Reynolds, et al., Case No. 97-32441 CICI, Circuit Court of the 7th Judicial Circuit, Florida, Volusia County (case filed 10/22/96). One individual suing.

        Goldberg, et al. v. Liggett Group Inc., et al., Case No. 97-008780, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/10/97). Two individuals suing.

                                                                    Exhibit 99.1


        Gray, et al. v. The American tobacco Co., et al., Case No. 97-21657 CA 42, Circuit Court of the 11th Judicial Circuit, Florida, Putnam County (case filed 10/15/97). Two individuals suing.

        Guarch, et al. v. Philip Morris Incorporated, et al., Case No. 02-3308 CA 22, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 2/5/02). Two individuals suing.

        Halen v. R.J. Reynolds, et al., Case No. CL 96005308, Circuit Court of the 15th Judicial Circuit, Florida, Palm Beach County (case filed 6/19/96). One individual suing.

        Harris, et al. v. Brown & Williamson, et al., Case No. 97-1151, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 7/21/97). Two individuals suing.

        Harris, Donald, et al. v. Brown & Williamson Corporation, et al., Case No. 02-8105, 13th Judicial Circuit, Florida, Hillsborough County. One individual suing.

        Hart, et al. v. Brown & Williamson, et al., Case No. 9708781, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/10/97). One individual suing.

        Hayes, et al. v. R.J. Reynolds, et al., Case No. 97-31007, Circuit Court of the 7th Judicial Circuit, Florida, Volusia County (case filed 6/30/97). Two individuals suing.

        Henin v. Philip Morris, et al., Case No. 97-29320 CA 05, Circuit Court of the 11th Judicial Circuit, Florida, Dade County (case filed 12/26/97). One individual suing.

        Henning. et al. v. Brown & Williamson, et al., Case No. 97-11159, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 7/21/97). Two individuals suing.

        Hitchens, et al. v. Brown & Williamson, et al., Case No.97008783, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/10/97).

        Katz v. Brown & Williamson, et al., Case No. 95-15307-CA-01, USDC, Southern District of Florida (case filed 8/3/95). One individual suing. Plaintiff has dismissed all defendants except Liggett Group Inc.

        Kaloustian v. Liggett Group Inc., et al., Case No. 95-5498, Circuit Court for the 13th Judicial Circuit, Florida, Hillsborough County (case filed 8/28/95). Two individuals suing.

        Krueger, et al. v. Brown & Williamson, et al., Case No.
        96-1692-CIV-T-24A, USDC, Middle District of Florida (case filed 8/30/96). Two individuals suing.

                                                                    Exhibit 99.1


        Lappin v. R.J. Reynolds, et al., Case No. 97-31371 CICI, Circuit Court of the 7th Judicial Circuit, Florida, Volusia County (case filed 6/2/97). One individual suing.

        Levine v. R.J. Reynolds, et al., Case No. CL 95-98769 (AH), Circuit Court of the 15th Judicial Circuit, Florida, Palm Beach County (case filed 7/24/96). One individual suing.

        Lobley v. Philip Morris, et al., Case No. 97-1033-CA-10-L, Circuit Court of the 18th Judicial Circuit, Florida, Seminole County (case filed 7/29/97). Two individuals suing.

        Lukacs, John v. R. J. Reynolds Tobacco Company, et al., Circuit Court of the 11th Judicial Circuit Court, Florida, Miami-Dade County. One individual suing.

        Lustig, et al. v. Brown & Williamson Tobacco Co., et al., Case No. 97 11168, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 7/21/97). One individual suing.

        Magliarisi, et al. v. Brown & Williamson, et al., Case No. 97008895, Circuit Court of the 17 Judicial Circuit, Florida, Broward County (case filed 6/11/97). One individual suing.

        Manley, et al. v. Liggett Group Inc., et al., Case No. 97-11173-27, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 4/3/98). Two individuals suing.

        Martinez, et al. v. Liggett Group Inc., Case No. 02-20943-CA15, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 10/14/02). One individual suing. Liggett is the only defendant.

        McBride, et al. v. Brown & Williamson, et al., Case No. 02-0585, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 6/4/02). One individual suing.

        Meckler, et al. v. Brown & Williamson, et al., Case No. 97-03949-CA, Circuit Court of the 4th Judicial Circuit, Florida, Duval County (case filed 7/10/97). One individual suing.

        Mullin v. Philip Morris, et al., Case No. 95-15287 CA 15, Circuit Court of the 11th Judicial Circuit, Florida, Dade County (case filed 11/7/95). One individual suing.

        O'Rourke v. Liggett Group Inc., et al., Case No. 97-31345-CICI, Circuit Court of the 7th Judicial Circuit, Florida, Volusia County (case filed 6/2/97). One individual suing.

        Perez, et al. v. Brown & Williamson, et al., Case No. 96-1721-CIV-T-24B, USDC, Middle District of Florida (case filed 8/20/96). One individual suing.

        Phillips v. R.J. Reynolds, et al., Case No. 97-31278, Circuit Court of the 7th Judicial Circuit, Florida, Volusia County (case filed 5/27/97). One individual suing.

                                                                    Exhibit 99.1


        Pipolo v. Philip Morris, et al., Case No. 97-05448, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 4/10/97). Two individuals suing.

        Pullara, Ruby M. , et al. v. Liggett Group, Inc. , et al., Case No. 01-1626-Div. C, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. Two individuals suing.

        Rauch, et al. v. Brown & Williamson, et al., Case No. 97-11144, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 7/21/97). Two individuals suing.

        Rawls, et al. v. Liggett Group Inc., et al., Case No. 97-01354 CA, Circuit Court of the 4th Judicial Circuit, Florida, Duval County (case filed 3/6/97). One individual suing.

        Rebane, et al. v, Brown & Williamson, et al., Case No. CIO-00-0000750, Circuit Court, Florida, Orange County, (case filed 2/1/00). Two individuals suing.

        Rodriguez v. Philip Morris Incorporated, et al., Case No.
        02-04912-CA-11, Circuit Court, Florida, Miami-Dade County. One individual suing.

        Schultz v. Philip Morris Incorporated, et al., Case No. 99019898, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 11/24/99). One individual suing.

        Shaw, et al. v. Brown & Williamson, et al., Case No. 97-008755, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/10/97). Two individuals suing.

        Sheehan v. Brown & Williamson Corporation, et al., Case No. 01-9559, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing.

        Spotts v. R.J. Reynolds, et al., Case No. 97-31373 CICI, Circuit Court of the 4th Judicial Circuit, Florida, Volusia County (case filed 9/16/97). One individual suing.

        Stafford v. Brown & Williamson, et al., Case No. 97-7732-CI-019, Circuit Court of the 6th Judicial Circuit, Florida, Pinellas County (case filed 11/14/97). One individual suing.

        Stewart, et al. v. R.J. Reynolds, et al., Case No. 97 2025 CA, Circuit Court of the 5th Judicial Circuit, Florida, Lake County (case filed 9/16/97). Two individuals suing.

        Strickland, et al. v. The American Tobacco Company, et al., Case No. 98-00764, Circuit Court of the 11th Judicial Circuit, Florida, Dade County (case filed 1/8/98). Two individuals suing.

        Strohmetz v. Philip Morris, et al., Case No. 98-03787 CA, Circuit Court of the 4th Judicial Circuit, Florida, Duval County (case filed 7/16/98). One individual suing.

                                                                    Exhibit 99.1


        Swank-Reich v. Brown & Williamson, et al., Case No. 97008782, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/10/97). One individual suing.

        Thomson, Barry, v. R.J. Reynolds, et al., Case No. 97-400-CA, Circuit Court of the 7th Judicial Circuit, Florida, Flagler County (case filed 9/2/97). One individual suing.

        Thomson, Eileen, et al. v. Brown & Williamson, et al., Case No. 97-11170, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 7/21/97). One individual suing.

        Ventura v. R.J. Reynolds Tobacco Co., et al., Case No. 97-27024 CA (09), Circuit Court of the 11th Judicial Circuit, Florida, Dade County (case filed 11/26/97). One individual suing.

        Washington, et al. v. Philip Morris, et al., Case No. 97-10575 CIDL, Circuit Court of the 7th Judicial Circuit, Florida, Volusia County (case filed 9/16/97). Two individuals suing.

        Weiffenbach, et ux. v. Philip Morris, et al., Case No.
        96-1690-CIV-T-24C, USDC, Middle District of Florida (case filed 8/30/96). Two individuals suing.

        Wisch v. Liggett Group Inc., et al., Case No. 97-008759, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/10/97). One individual suing.

        Brown-Jones v. The American Tobacco Co., et al., Case No. 98-RCCV-28, Superior Court of Georgia, Richmond County (case filed 1/13/98). Two individuals suing.

        DeLuca v. Liggett & Myers, et al., Case No. 00L13792, Circuit Court, Cook County, Illnois County (case filed 11/29/00). One individual suing.

        Denberg, et al. v. American Brands, Inc., et al., Case No.97L07963, USDC, Northern District of Illinois (case filed 8/13/97) (formerly Daley). Four individuals suing.

        Gronberg, et al. v. Liggett & Myers, et al., Case No. LA-CV-080487, District Court, State of Iowa, Black Hawk County (case filed 3/30/98). Two individuals suing.

        Kobold, et al. v. BAT Industries, et al., Case No. CL-77551, District Court, State of Iowa, Polk County (case filed 9/15/98). Two individuals suing.

        Mahoney v. The American Tobacco Company, et al., Case No. LALA5187(S), District Court, Iowa, Lee County (case filed 4/13/01). One individual suing.

        Mason v. American Brands, Inc., et al., Case No. CL7922, District Court, State of Iowa, Polk County (case filed 4/13/99). One individual suing.

                                                                    Exhibit 99.1


        Mitchell, et al. v. Liggett & Myers, et al., Case No. C00-3026, USDC, State of Iowa, Northern District (case filed 4/19/00). Two individuals suing.

        Welch, et al. v. The American Tobacco Company, et al., Case No. LA CV 017535, District Court, Iowa, Shelby County (case filed 1016/2000). Two individuals suing.

        Wright, et al. v. Brooke Group Limited, et al., Case No. LA CV 05867, District Court, State of Iowa, Cerro Gordo County (case filed 11/10/99). Two individuals suing.

        Badon, et ux. v. RJR Nabisco Inc., et al., Case No. 10-13653, USDC, Western District of Louisiana (case filed 5/24/94). Six individuals suing.

        Dimm, et al. v. R.J. Reynolds, et al., Case No. 53919, 18th Judicial District Court, Parish of Iberville, Louisiana. Seven individuals suing.

        Newsom, et al. v. R.J. Reynolds, et al., Case No. 105838, 16th Judicial District Court, Parish of St. Mary, Louisiana (case filed 5/17/00). Five individuals suing.

        Oser v. The American Tobacco Co., et al., Case No. 97-9293, Civil District of the Judicial District Court, State of Louisiana, Orleans Parish (case filed 5/27/97). One individual suing.

        Racca, et al. v. R. J. Reynolds, et al., Case No. 10-14999, 38th Judicial District Court, State of Louisiana, Cameron Parish (case filed 7/16/98). Eleven individuals suing.

        Allen, et al. v. Owens Corning Fiberglass Corporation, et al., Case No. 24-X-92335504, Circuit Court, Maryland, Baltimore City. Two individuals suing.

        Arata, et al. v. Owens Corning Fiberglass Corporation, et al., Case No. 24-X-91184521, Circuit Court, Maryland, Baltimore City. Four individuals suing.

        Bondura, et al. v. A C and S Inc., et al., Case No. 24-X-94-077502, Circuit Court, Maryland, Baltimore City. Two individuals suing.

        Caravello, et al. v. A C and S Inc., et al., Case No. 24-X-95-15350, Circuit Court, Maryland, Baltimore City. Two individuals suing.

        Carnes, et al. v. Owens Corning Fiberglass Corporation, et al., Case No. 24-X-98-028535, Circuit Court, Maryland, Baltimore City. Two individuals suing

        Cerro, et al., v. A C and S Inc., et al., Case No. 24-X-95-146536, Circuit Court, Maryland, Baltimore City. Four Individuals suing.

                                                                    Exhibit 99.1


        Dingus, et al. v. A C and S Inc., et al., Case No. 24-X-91290503, Circuit Court, Maryland, Baltimore City. Two individuals suing.

        Dolbow, et al. v. A C and S Inc., et al., Case No. 24-X-95146535, Circuit Court, Maryland, Baltimore City. Two individuals suing.

        Dreyer, et al. v. A C and S Inc., et al., Case No. 24-X-90-358501, Circuit Court, Maryland, Baltimore City (case filed 12/28/95). Two individuals suing.

        Ercole, et al. v. A C and S Inc., et al., Case No. 24-X-97127510, Circuit Court, Maryland, Baltimore City (case filed 5/7/97). Three individuals suing.

        Foster, et al. v. Owens Corning Fiberglass Corporation, et al., Case No. 24-X-95160532, Circuit Court, Maryland, Baltimore City. Two individuals suing.

        Fox, et al. v. A C and S Inc., et al., Case No. 24-X-96-239541, Circuit Court, Maryland, Baltimore City. Two individuals suing.

        Gerber, Ellen, et al. v. A C & S Inc., et al. , Case No. 24-X-95-146532, Circuit Court, Maryland, Baltimore City. Two individuals suing.

        Gordon, et al. v. Porter-Hayden Company, et al., Case No. 24-X-9236510, Circuit Court, Maryland, Baltimore City. Two individuals suing.

        Heath, et al. v. A C and S Inc., et al., Case No.24-X-01-001681, Circuit Court, Maryland, Baltimore City (case filed 10/24/01). Two individuals suing.

        Hendricks, et al. v. A C and S Inc., et al., Case No. 24-X87294545, Circuit Court, Maryland, Baltimore City. Two individuals suing.

        Holmes, et al. v. A C and S Inc., et al., Case No. 24-X-90-264509, Circuit Court, Maryland, Baltimore City. One individual suing.

        Hrica, et al. v. Owens Corning Fiberglass Corporation, et al., Case No. 24-X-94334514, Circuit Court, Maryland, Baltimore City. Two individuals suing.

        Huffman, et al. v. Owens Corning Fiberglass Corporation, et al., Case No. 24-X-90-358501, Circuit Court, Maryland, Baltimore City (6/18/90). Two individuals suing

        Hunter, et al. v. Eagle Picher Industry, Inc., et al., Case No. 24-X-90274519, Circuit Court, Maryland, Baltimore City (case filed 2/27/98). Two individuals suing.

        Ingram, et al. v. B. F. Goodrich Company, et al., Case No. 24-X-01-002030, Circuit Court, Maryland , Baltimore City (case filed 12/10/01). Two individuals suing.

                                                                    Exhibit 99.1


        Johnson, et al. v. A C and S Inc., et al., Case No. 24-X-95146511, Circuit Court, Maryland, Baltimore City (case filed 1/6/97). Two individuals suing.

        Jones, et al. v. Owens Corning Fiberglass Corporation, et al., Case No. 24-X-95146513, Circuit Court, Maryland, Baltimore City. Two individuals suing.

        Jordon, et al. v. Owens Corning Fiberglass Corporation, et al., Case No. 24-X95-055503, Circuit Court, Maryland, Baltimore City. Three individuals suing.

        Kelly, et al. v. A C and S Inc., et al., Case No. 24-X-95265505, Circuit Court, Maryland, Baltimore City. Two individuals suing.

        Lingham, et al. v. A C and S Inc., et al., Case No. 24-X-90-250514, Circuit Court, Maryland, Baltimore City. Two individuals suing.

        Mayes, et al. v. Owens Corning Fiberglass Corporation, et al., Case No. 94028509, Circuit Court, Maryland, Baltimore City (case filed10/18/01). Two individuals suing.

        McCormack, et al. v. Owens Corning Fiberglass Corporation, et al., Case No. 24-X-90-358501, Circuit Court, Maryland, Baltimore City (case filed 8/1/90). Two individuals suing.

        Perouty, et al. v. A C and S Inc., et al., Case No. 24-X-96-289542, Circuit Court, Maryland, Baltimore City. Two individuals suing.

        Polling, et al. v. Owens Corning Fiberglass Corporation, et al., Case No. 24-X-95-146550, Circuit Court, Maryland, Baltimore City. Two individuals suing.

        Purdy, et al. v. Owens Corning Fiberglass Corporation, et al., Case No. 24-X-95153533, Circuit Court, Maryland, Baltimore City. Two individuals suing.

        Przywara, et al., v. A C and S Inc., et al., Case No. 24-X-97339519, Circuit Court, Maryland, Baltimore City. Two individuals suing.

        Robinson, et al. v. Owens Corning Fiberglass Corporation, et al., Case No. 24-X-97-010506, Circuit Court, Maryland, Baltimore City. Two individuals suing.

        Ruscito, et al. v. A C and S Inc., et al., Case No. 24-X-89258530, Circuit Court, Maryland, Baltimore City. Two individuals suing.

        Ryan, et al. v. Owens Corning Fiberglass Corporation, et al., Case No. 24-X-97-045529, Circuit Court, Maryland, Baltimore City. One individuals suing.

                                                                    Exhibit 99.1


        Sassler, et al. v. Owens Corning Fiberglass Corporation, et al., Case No. 24-X96341506, Circuit Court, Maryland, Baltimore City. Three individuals suing.

        Schaffer, et al. v. Owens Corning Fiberglass Corporation, et al., Case No. 24-X-95146529, Circuit Court, Maryland, Baltimore City. Two individuals suing.

        Scott, et al. v. Owens Corning Fiberglass Corporation, et al., Case No. 24-X-90-358501, Circuit Court, Maryland, Baltimore City (case filed10/2/95). Two individuals suing.

        Silbersack, et al. v. A C and S Inc., et al., Case No. 24-X-97083510, Circuit Court, Maryland, Baltimore City (case filed 3/24/96). Three individuals suing.

        Stover, et al. v. A C and S Inc., et al., Case No. 24-X-95167503, Circuit Court, Maryland, Baltimore City. Three individuals suing.

        Thames, et al. v. A C and S Inc., et al., Case No. 24-X94-325506, Circuit Court, Maryland, Baltimore City (case filed 11/21/94). Two individuals suing.

        Thompson, et al. v. A C and S Inc., et al., Case No. 24-X-94-308507, Circuit Court, Maryland, Baltimore City. Two individuals suing.

        Walton, et al. v. Owens Corning Corporation, et al., Case No. 24-X-94028508, Circuit Court, Maryland, Baltimore City. Two individuals suing.

        Wilson, et al. v. A C and S Inc., et al., Case No. 24-X-95146533, Circuit Court, Maryland, Baltimore City (case filed 5/26/95). Three individuals suing.

        Van Daniker, et al. v. Owens Corning Fiberglass Corporation, et al., Case No. 97139541CX835, Circuit Court, Maryland, Baltimore City (case filed 10/26/01). One individual suing.

        Young, et al. v. Owens Corning Fiberglass Corporation, et al., Case No. 24-X-97-139547, Circuit Court, Maryland, Baltimore City (case filed 5/19/97). Two individuals suing.

        Znovena, et al. v. AC and S Inc., et al., Case No. 24-X-97240553CX1848, Circuit Court, Maryland, Baltimore City (case filed 8/24/98). Two individuals suing.

        Adams, Estate of Phyllis, et al. v. R. J. Reynolds, et al., Case No. 00-2636, Superior Court, Middlesex County, Massachusetts. Two individuals suing.

        Cameron v. The Tobacco Institute, Inc., et al., Case No. 98-4960, Superior Court of Massachusetts, Middlesex County (case filed 8/3/98). One individual suing.

                                                                    Exhibit 99.1


        Monty v. Harvard Pilgrim Health Care, et al., Demand Letter. Superior Court, Massachusetts.

        Nysko, et al. v. R. J. Reynolds Tobacco Company, et al., Demand letter and draft complaint, Superior Court of Massachusetts, Middlesex County. Three individual suing.

        Piscione v. R. J. Reynolds Tobacco Company, et al., Demand letter and draft complaint, Superior Court of Massachusetts, Middlesex County. One individual suing.

        Satchell v. The Tobacco Institute, Inc., et al., Demand Letter. Superior Court, Massachusetts.

        Anderson, Harvey, L., et al. v. R. J. Reynolds, et al., Case No. 2002-309, Chancery Court, Mississippi, Adams County (case filed 4/25/02). Two individuals suing.

        Banks, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2000-136, Circuit Court, Mississippi, Jefferson County (case filed 12/22/2000). Six individuals suing.

        Barker, Pearlie, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2001-64, Circuit Court, Mississippi, Jefferson County (case filed 3/30/01). Three individuals suing.

        Bell, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2001-271, Chancery Court, Mississippi, Jefferson County (case filed 12/18/01). Six individuals suing.

        Blythe v. Rapid American Corporation, et al., Case No. CI 96-0080-AS, Circuit Court, Mississippi, Jackson County (case filed 9/23/96). One individual suing.

        Brown, Glayson, et al. v. R.J. Reynolds Tobacco Company, et al., Case No. 2001-0022(1) Circuit Court, Mississippi, George County (case filed 3/30/01). Two Hundred Twenty-Four (224) individuals suing.

        Chambliss, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2001-273, Circuit Court, Mississippi, George County (case filed 12/21/01). Four individuals suing.

        Cochran, et al. v. R. J. Reynolds, et al., Case No. 2001-0022(1), Circuit Court, Mississippi, George County (case filed 2/6/01). Twenty-six individuals suing.

        Colenberg, et al. v. R. J. Reynolds, et al., Case No. 200-169, Circuit Court, Mississippi, Jefferson County (case filed 10/18/00). Twenty-eight individuals suing.

        Cook, et al. v. Philip Morris Incorporated, et al., Case No. 2001-166, Chancery Court, Mississippi, Claiborne County (case filed 10/01/01). Two individuals suing.

                                                                    Exhibit 99.1


        Estate of Ed Doss, et al. v. R. J. Reynolds, et al., Case No. 99-0108, Circuit Court, State of Mississippi, Jefferson County (case filed 8/17/99). Nine individuals suing. Liggett has not been served.

        Gales, et al. v. R. J. Reynolds, et al., Case No. 2000-170, Circuit Court, Mississippi, Jefferson County (case filed 9/18/00). Seven individuals suing.

        Goss, et al. v. R. J. Reynolds Tobacco Company, et al., Case No.2002-308, Chancery Court, Mississippi, Adams County (case filed 4/25/02). Three individuals suing.

        Harried, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2002-041, Chancery Court, Mississippi, Jefferson County (case filed 03/01/02). Two individuals suing.

        Hess, et al. v. British American Tobacco Company, et al., Case No. 01-0124, Circuit Court, Mississippi, Wilkerson County (case filed 11/27/01). One individual suing.

        Hill, et al. v. Philip Morris Incorporated, et al., Case No. 2001-163, Chancery Court, Mississippi, Claiborne County (case filed 9/27/01). Two individuals suing.

        Jennings, et al. v. R. J. Reynolds, et al., Case No. 2000-238, Circuit Court, Mississippi, Claiborne County (case filed 11/2/00). Fourteen individuals suing.

        Lane, et al. v. R. J. Reynolds, et al., Case No. CI 00-00239, Circuit Court, Mississippi, Forrest County (case filed 2/6/01). Six individuals suing.

        McDougle, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2002-040, Chancery Court, Mississippi, Jefferson County (case filed 03/01/02). Three individuals suing.

        McGee, et al. v. Philip Morris Incorporated, et al., Case No. 2000-596, Circuit Court, Mississippi, Jefferson County (case filed 11/16/00). Nineteen individuals suing.

        Mitchell, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2002-392, Chancery Court, Mississippi, Adams County ( case filed 05/28/02). Three individuals suing.

        Murphy, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2002-390, Chancery Court, Mississippi, Adams County ( case filed 05/28/02). Three individuals suing.

        Smith, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2002-391, Chancery Court, Mississippi, Adams County ( case filed 05/28/02). Three individuals suing.

        Starks, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2002-071, Chancery Court, Mississippi, Jefferson County ( case filed 04/25/02). Three individuals suing.

                                                                    Exhibit 99.1


        Wilson, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2002-208, Chancery Court, Mississippi, Adams County (case filed 03/15/02). Four Individuals suing.

        Bayro, et al. v. Philip Morris, Inc., et al., Circuit Court, Missouri, Jackson County. Three individuals suing. Liggett has not yet been served with the complaint.

        Davis, et al. v. American Tobacco Company, et al., Case No. 2:00-CV-26-CEJ, USDC, Missouri, Eastern District (case filed 9/25/00). Two individuals suing.

        Armendariz v. Philip Morris, et al., Case No. 999/862, District Court, Nebraska, Douglas County (case filed 11/17/00). One individual suing.

        Mumin v. Philip Morris, et al., Doc. 1000 No. 46, District Court, Nebraska, Douglas County (case filed 11/27/00). One individual suing.

        Howard, et al. v. Philip Morris, Inc., et al., Superior Court, New Hampshire, Merrimack County. Two individuals suing.

        French, et al. v. Philip Morris, et al., Superior Court, New Hampshire, Merrimack County. Two individuals suing.

        Haines (etc.) V. Liggett Group Inc., et al., Case No. C 6568-96B, USDC, District of New Jersey (case filed 2/2/94). One individual suing.

        Klein, et al. v. The American Tobacco Company, et al., Case No. L-7798-00, Superior Court, Middlesex, New Jersey (case filed 9/21/00). Two individuals suing.

        Mueller v. Philip Morris Incorporated, et al., Case No. L-8417-01, Superior Court, Middlesex, New Jersey (case Filed 9/5/01). One individual suing.

        Altman, et al. v. Fortune Brands, Inc., et al., Case No. 97-123521, Supreme Court of New York, New York County (case filed 12/16/97). Seven individuals suing.

        Arnett, et al. v. The American Tobacco Co., et al., Case No. 109416/98, Supreme Court of New York, New York County (case filed 5/29/98). Nine individuals suing.

        Bellows, et al. v. The American Tobacco Co., et al., Case No. 122518/97, Supreme Court of New York, New York County (case filed 11/26/97). Five individuals suing.

        Brand, et al. v. Philip Morris Inc., et al., Case No. 29017/98, Supreme Court of New York, Kings County (case filed 12/21/98). Two individuals suing.

        Brantley, et al. v. Philip Morris Incorporated, et al., Case No. 0114317/01, Supreme Court of New York, New York County. Six individuals suing.

                                                                    Exhibit 99.1


        Caiazzo, et al. v. The American Tobacco Co., et al., Case No. 13213/97, Supreme Court of New York, Richmond County (case filed 10/27/97). Six individuals suing.

        Cameron v. The American Tobacco Co., et al., Case No. 019125/97, Supreme Court of New York, Nassau County (case filed 7/18/97). Five individuals suing.

        Canaan v. Philip Morris Inc., et al., Case No. 105250/98, Supreme Court of New York, New York County (case filed 3/24/98). One individual suing.

        Carll, et al. v. The American Tobacco Co., et al., Case No. 112444/97, Supreme Court of New York, New York County (case filed 8/12/97). Five individuals suing.

        Cavanagh, et al. v. The American Tobacco Co., et al., Case No.11533/97, Supreme Court of New York, Richmond County (case filed 4/23/97). Two individuals suing.

        Collins, et al. v. The American Tobacco Co., et al., Case No. 08322/97, Supreme Court of New York, Westchester County (case filed 7/2/97). Nine individuals suing.

        Condon, et al. v. The American Tobacco Co., et al., Case No. 108902/97, Supreme Court of New York, New York County (case filed 2/4/97). Seven individuals suing.

        Crane, et al. v. The American Tobacco Co., et al., Case No.106202-97, USDC, Southern District of New York (case filed 4/4/97). Four individuals suing.

        Creech, et al. v. The American Tobacco Co., et al., Case No. 106202-97, Supreme Court of New York, Richmond County (case filed 1/14/97). Four individuals suing.

        Cresser, et al. v. The American Tobacco Co., et al., Case No. 36009/96, Supreme Court of New York, Kings County (case filed 10/4/96). Two individuals suing.

        Da Silva, et al. v. The American Tobacco Co., et al., Case No.106095/97, Supreme Court of New York, New York County (case filed 1/14/97). Six individuals suing.

        Domeracki v. Philip Morris, et al., Case No. 98/6859, Supreme Court of New York, Erie County (case filed 8/3/98). One individual suing.

        Dougherty, et al. v. The American Tobacco Co., et al., Case No. 97-09768, Supreme Court of New York, Suffolk County (case filed 4/18/97). Two individuals suing.

        Dzak, et al. v. The American Tobacco Co., et al., Case No. 26283/96, Supreme Court of New York, Queens County (case filed 12/2/96). Five individuals suing.

                                                                    Exhibit 99.1


        Evans, et al. v. The American Tobacco Co., et al., Case No. 28926/96, Supreme Court of New York, Kings County (case filed 8/23/96). Two individuals suing.

        Frankson, et al. v. The American Tobacco Company, et al., Case No. 24915/00, Supreme Court, New York, Kings County. Four individuals suing.

        Fink, et al. v. The American Tobacco Co., et al., Case No. 110336/97 Supreme Court of New York, New York County (case filed 4/25/97). Six individuals suing.

        Golden, et al. v. The American Tobacco Co., et al., Case No. 112445/97, Supreme Court of New York, New York County (case filed 8/11/97). Six individuals suing.

        Greco, et al. v. The American Tobacco Co., et al., Case No. 15514-97, Supreme Court of New York, Queens County (case filed 7/18/97). Three individuals suing.

        Guilloteau, et al. v. The American Tobacco Co., et al., Case No. 46398/97, Supreme Court of New York, Kings County (case filed 11/26/97). Four individuals suing.

        Hansen, et al. v. The American Tobacco Co., et al., Case No.97-26291, Supreme Court of New York, Suffolk County (case filed 4/12/97). Six individuals suing.

        Hausrath, et al. v. Philip Morris Inc., et al, Case No. I2001-09526, Superior Court, New York, Erie County (case filed 01/24/02). Two individuals suing. Liggett has not yet been served with the complaint.

        Hellen, et al. v. The American Tobacco Co., et al., Case No. 28927/96, Supreme Court of New York, Kings County (case filed 8/23/96). Two individuals suing.

        Inzerilla, et al. v. The American Tobacco Co., et al., Case No. 11754/96, Supreme Court of New York, Queens County (case filed 7/16/96). Two individuals suing.

        Jaust, et al. v. The American Tobacco Co., et al., Case No. 116249/97, Supreme Court of New York, New York County (case filed 10/14/97). Ten individuals suing.

        Jefferson, et al. v. Brown & Williamson Tobacco Corporation, et al., Supreme Court of New York, Richmond County. Two individuals suing.

        Juliano, et al. v. The American Tobacco Co., et al., Case No. 12470/97, Supreme Court of New York, Richmond County (case filed 8/12/96). Four individuals suing.

        Keenan, et al. v. The American Tobacco Co., et al., Case No. 116545-97, Supreme Court of New York, New York County (case filed 10/6/97). Eight individuals suing.

                                                                    Exhibit 99.1



        Kenny , et al. v. Philip Morris USA, et al., Case No. 111486/01, Supreme Court, New York, New York County. Two individuals suing.

        Kestenbaum, et al. v. The American Tobacco Co., et al., Case No. 109350/97, Supreme Court of New York, New York County (case filed 6/4/97). Eight individuals suing.

        Knutsen, et al. v. The American Tobacco Co., et al., Case No. 36860/96, Supreme Court of New York, Kings County (case filed 4/25/97). Two individuals suing.

        Kotlyar, et al. v. The American Tobacco Co., et al., Case No. 28103/97, Supreme Court of New York, Queens County (case filed 11/26/97). Five individuals suing.

        Kristich, et al. v. The American Tobacco Co., et al., Case No. 96-29078, Supreme Court of New York, Suffolk County (case filed 10/12/97). Two individuals suing.

        Krochtengel v. The American Tobacco Co., et al., Case No. 24663/98, Supreme Court of New York, Kings County (case filed 7/15/98). One individual suing.

        Labroila, et al. v. The American Tobacco Co., et al., Case No. 97-12855, Supreme Court of New York, Suffolk County (case filed 7/20/97). Four individuals suing.

        Lehman, et al. v. The American Tobacco Co., et al., Case No. 112446/97, Supreme Court of New York, New York County (case filed 8/11/97). One individual suing.

        Leibstein, et al. v. The American Tobacco Co., et al., Case No. 97-019145, Supreme Court of New York, Nassau County (case filed 7/25/97). Six individuals suing.

        Leiderman, et al. v. The American Tobacco Co., et al., Case No. 22691/97, Supreme Court of New York, Kings County (case filed 7/23/97). Three individuals suing.

        Lennon, et al. v. The American Tobacco Co., et al., Case No. 120503/97, Supreme Court of New York, New York County (case filed 11/19/97). Seven individuals suing.

        Le Paw v. B.A.T. Industries, et al., Case No. 17695-96, USDC, Southern District of New York (case filed 8/14/96). Four individuals suing.

        Levinson, et al. v. The American Tobacco Co., et al., Case No. 13162/97, Supreme Court of New York, Kings County (case filed 4/17/97). Seven individuals suing.

        Lien, et al. v. The American Tobacco Co., et al., Case No. 97-9309, Supreme Court of New York, Suffolk County (case filed 4/28/97). Two individuals suing.

        Litke, et al. v. The American Tobacco Co., et al., Case No. 15739/97, Supreme Court of New York, Kings County (case filed 5/1/97). Five individuals suing.

                                                                    Exhibit 99.1


        Lohn v. Liggett Group Inc., et al., Case No. 105249/98, Supreme Court of New York, New York County (case filed 3/26/98). One individual suing.

        Lombardo, et al. v. The American Tobacco Co., et al., Case No. 16765/97, Supreme Court of New York, Nassau County (case filed 6/6/97). Five individuals suing.

        Long, et al. v. The American Tobacco Co., et al., Case No. 22574-97, Supreme Court of New York, Bronx County (case filed 10/22/97). Four individuals suing.

        Lopardo, et al. v. The American Tobacco Co., et al., Case No. 027182/97, Supreme Court of New York, Nassau County (case filed 10/27/97). Six individuals suing.

        Lucca, et al. v. The American Tobacco Co., et al., Case No. 3583/97, Supreme Court of New York, Kings County (case filed 1/27/97). Two individuals suing.

        Lynch, et al. v. The American Tobacco Co., et al., Case No. 117244/97, Supreme Court of New York, New York County (case filed 10/22/97). Five individuals suing.

        Maisonet, et al. v. The American Tobacco Co., et al., Case No. 17289/97, Supreme Court of New York, Kings County (case filed 5/20/97). Three individuals suing.

        Margolin, et al. v. The American Tobacco Co., et al., Case No. 120762/96, Supreme Court of New York, New York County (case filed 11/22/96). One individual suing.

        Martin, et al. v. The American T1obacco Co., et al., Case No. 15982-97, Supreme Court of New York, Queens County (case filed 7/18/97). Three individuals suing.

        McGuinness, et al. v. The American Tobacco Co., et al., Case No. 112447/97, Supreme Court of New York, New York County (case filed 7/28/97). Six individuals suing.

        McLane, et al. v. The American Tobacco Co., et al., Case No. 11620/97, Supreme Court of New York, Richmond County (case filed 5/13/97). Four individuals suing.

        Mednick, et al. v. The American Tobacco Co., et al., Case No. 29140/1997, Supreme Court of New York, Kings County (case filed 9/19/97). Eight individuals suing.

        Mishk, et al. v. The American Tobacco Co., et al., Case No. 108036/97, Supreme Court of New York, New York County (case filed May 1, 1997). Five individuals suing.

        Morey v. Philip Morris, et al., Case No. I1998/9921, Supreme Court of New York, Erie County (case filed 10/30/98). Two individuals suing.

                                                                    Exhibit 99.1


        Newell, et al. v. The American Tobacco Co., et al., Case No. 97-25155, Supreme Court of New York, New York County (case filed 10/3/97). Six individuals suing.

        Nociforo, et al. v. The American Tobacco Co., et al., Case No. 96-16324, Supreme Court of New York, Suffolk County (case filed 7/12/96). One individual suing.

        O'Hara, et al. v. The American Tobacco Co., et al., Case No. 103095/98, Supreme Court of New York, New York County (case filed 2/23/98). Two individuals suing.

        Ornstein v. Philip Morris, et al., Case No. 117548/97, Supreme Court of New York, New York County (case filed 9/29/97). One individual suing.

        Perez, et al. v. The American Tobacco Co., et al., Case No. 26347/97, Supreme Court of New York, Kings County (case filed 8/26/97). Seven individuals suing.

        Perri, et al. v. the American Tobacco Co., et al., Case No. 029554/97, Supreme Court of New York, Nassau County (case filed 11/24/97). Six individuals suing.

        Piccione, et al. v. The American Tobacco Co., et al., Case No. 34371/97, Supreme Court of New York, Kings County (case filed 10/27/97). Five individuals suing.

        Portnoy, et al. v. The American Tobacco Co., et al., Case No. 16323/96, Supreme Court of New York, Suffolk County (case filed 7/16/96). Two individuals suing.

        Reitano, et al. v. The American Tobacco Co., et al., Case No. 28930/96, Supreme Court of New York, Kings County (case filed 8/22/96). One individual suing.

        Rico, et al. v. The American Tobacco Company, et al., Case No. 120693/98, Supreme Court of New York, New York County (case filed 11/16/98). Nine individuals suing.

        Rinaldi, et al. v. The American Tobacco Co., et al., Case No. 48021/96, Supreme Court of New York, Kings County (case filed 12/11/96). Five individuals suing.

        Rose, et al. v. The American Tobacco Co., et al., Case No. 122131/96, Supreme Court of New York, New York County (case filed 12/18/96). Eight individuals suing.

        Rubinobitz, et al. v. The American Tobacco Co., et al., Case No. 15717/97, Supreme Court of New York, Nassau County (case filed 5/28/97). Five individuals suing.

        Schulhoff, et al. v. The American Tobacco Co., et al., Case No. 23737-97, Supreme Court of New York, Queens County (case filed 11/21/97). Six individuals suing.

        Senzer, et al. v. The American Tobacco Co., et al., Case No. 11609/97, Supreme Court of New York, Queens County (case filed 5/13/97). Eight individuals suing.

                                                                    Exhibit 99.1


        Shapiro, et al. v. The American Tobacco Co., et al., Case No. 111179/97, Supreme Court of New York, New York County (case filed 7/21/96). Four individuals suing.

        Siegel, et al. v. The American Tobacco Co., et al., Case No.36857/96, Supreme Court of New York, Kings County (case filed 10/8/96). Two individuals suing.

        Silverman, et al. v. Lorillard Tobacco Company. et al., Case No. 11328/99, Supreme Court of New York, Kings County (case filed 7/9/99) Five individuals suing.

        Smith, et al. v. The American Tobacco Co., et al., Case No. 020525/97, Supreme Court of New York, Queens County (case filed 9/19/97). Eight individuals suing.

        Sola, et al. v. The American Tobacco Co., et al., Case No. 18205/96, Supreme Court of New York, Bronx County (case filed 7/16/96). Two individuals suing.

        Sprung, et al. v. The American Tobacco Co., et al., Case No. 16654/97, Supreme Court of New York, Kings County (case filed 5/14/97). Ten individuals suing.

        Standish, et al. v. The American Tobacco Co., et al., Case No. 18418-97, Supreme Court of New York, Bronx County (case filed 7/28/97). Five individuals suing.

        Valentin, et al. v. Fortune Brands, Inc., et al., Case No. 019539/97, Supreme Court of New York, Queens County (case filed 9/16/97). Seven individuals suing.

        Walgreen, et al. v. The American Tobacco, et al., Case No. 109351/97, Supreme Court of New York, New York County (case filed 5/23/97). Eight individuals suing.

        Werner, et al. v. Fortune Brands, Inc., et al., Case No. 029071-97, Supreme Court of New York, Queens County (case filed 12/12/97). Four individuals suing.

        Zarudsky, et al. v. The American Tobacco Co., et al., Case No. 15773-97, Supreme Court of New York, New York County (case filed 5/28/97). Six individuals suing.

        Zimmerman, et al. v. The American Tobacco Co., et al., Supreme Court of New York, Queens County (case filed 1997).

        Zuzalski, et al. v. Brown & Williamson, et al., Case No. 001378/97, Supreme Court of New York, Queens County (case filed 4/3/97). Seven individuals suing.

        Wilson, et al. v. Liggett & Myers, et al., USDC, Middle District Court, North Carolina. One individual suing.

                                                                    Exhibit 99.1


        Cotner v. Philip Morris, Inc., et al., Case No. CS-2000-157, District Court, Adair County, Oklahoma. One individual suing.

        Tompkin, et al. v. American Brands, et al., Case No. 5:94 CV 1302, USDC, Northern District of Ohio (case filed 7/25/94). One individual suing. Notice of Appeal.

        Buscemi v. Brown & Williamson, et al., Case No. 002007, Court of Common Pleas, Pennsylvania, Philadelphia County (case filed 9/21/99). Two individuals suing.

        Ayala , The Estate of, et al. v. Philip Morris Inc., et al., Case No. 02-2175(VJ/PG), USDC, District of Puerto Rico, Puerto Rico (case filed 8/8/02). Five individuals suing.

        Lopez, The Estate of, et al. v. Philip Morris Inc., et al., Case No. 02-2173(RLA), USDC, District of Puerto Rico, Puerto Rico (case filed 8/8/02). Nine individuals suing.

        Martinez, The Estate of, et al. v. Philip Morris Inc., et al., Case No. 02-2171 (HL), USDC, District of Puerto Rico, Puerto Rico (case filed 8/8/02). Six individuals suing.

        Reyes, The Estate of , et al. v. Philip Morris Inc., et al., Case No. 02-2174(SEC), USDC, District of Puerto Rico, Puerto Rico (case filed 8/8/02). Ten individuals suing.

        Velez, The Estate of, et al. v. Philip Morris Inc., et al., Case No. 02-2172(JAG), USDC, District of Puerto Rico, Puerto Rico (case filed 8/8/02). Twelve individuals suing.

        Brown v. Brown & Williamson Tobacco Corp., et al., Case No. 98-5447, Superior Court, Rhode Island (case filed 10/30/98). One individual suing.

        Nicolo v. Philip Morris, et al., Case No. 96-528 B, USDC, Rhode Island (case filed 9/24/96). One individual suing.

        Temple v. Philip Morris Tobacco Corp., et al. Case No. 3:00-0126, USDC, Middle District, Tennessee. One individual suing.

        Adams v. Brown & Williamson, et al., Case No. 96-17502, District Court of the 164th Judicial District, Texas, Harris County (case filed 4/30/96). One individual suing.

        Colunga v. American Brands, Inc., et al., Case No. C-97-265, USDC, Texas, Southern District (case filed 4/17/97). One individual suing.

        Hale, et al. v. American Brands, Inc., et al., Case No. C-6568-96B, District Court of the 93rd Judicial District, Texas, Hidalgo County (case filed 1/30/97). One individual suing.

                                                                    Exhibit 99.1


        Hamilton, et al. v. BGLS, Inc., et al., Case No. C 70609 6 D, USDC, Texas, Southern District (case filed 2/26/97). Five individuals suing.

        Hodges, et vir v. Liggett Group, Inc., et al., Case No. 8000*JG99, District Court of the 239th Judicial District, Texas, Brazoria County (case filed 5/5/99). Two individuals suing.

        Jackson, Hazel, et al. v. Philip Morris, Inc., et al., Case No. G-01-071, USDC, Texas, Southern District (case filed 2/7/2001). Five individuals suing.

        Luna v. American Brands, et al., Case No. 96-5654-H, USDC, Texas, Southern District (case filed 2/18/97). One individual suing.

        McLean, et al. v. Philip Morris, et al., Case No. 2-96-CV-167, USDC, Texas, Eastern District (case filed 8/30/96). Three individuals suing.

        Mireles v. American Brands, Inc., et al., Case No. 966143A, District Court of the 28th Judicial District, Texas, Nueces County (case filed 2/14/97). One individual suing.

        Misell, et al. v. American Brands, et al., Case No. 96-6287-H, District Court of the 347th Judicial District, Texas, Nueces County (case filed 1/3/97). Four individuals suing.

        Ramirez v. American Brands, Inc., et al., Case No. M-97-050, USDC, Texas, Southern District (case filed 12/23/96). One individual suing.

        k v. American Brands, et al., Case No. 97-04-35562, USDC, Texas, Southern District (case filed 7/22/97). Two individuals suing.

        Thompson, et al. v. Brown & Williamson, et al., Case No. 97-2981-D, District Court of the 105th Judicial District, Texas, Nueces County (case filed 12/15/97). Two individuals suing.

        Bowden, et al. v. R.J. Reynolds Tobacco Company, et al., Case No. 98-0068-L, USDC, Virginia, Western District (case filed 1/6/99).

        Vaughan v. Mark L. Earley, et al., Case No. 760 CH 99 K 00011-00, Circuit Court, Virginia, Richmond (case filed 1/8/99). One individual suing.

        In Re Tobacco PI (5000), Case NO. 00-C-5000, Circuit Court, West Virginia, Ohio County. Consolidating approximately 1260 individual smoker actions which were pending prior to 2001.

        Brewer, et al. v. The American Tobacco Company, et al., Case No. 01-C-82, Circuit Court, West Virginia, Ohio County. Two individuals suing.

                                                                    Exhibit 99.1


        Little, W. v. The American Tobacco Company, et al., Case No. 01-C-235, Circuit Court, West Virginia, Ohio County (case filed 6/4/01). One individual suing.

        Floyd v. State of Wisconsin, et al., Case No. 99 CV 001125, Circuit Court, Wisconsin, Milwaukee County (case filed 2/10/99). One individual suing.


V. PRICE FIXING CASES

        Gray, et al. v. Philip Morris Companies, Inc., et al., Case No. C2000 0781, Superior Court, Pima County, Arizona (case filed 2/11/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of Arizona.

        Greer, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 309826, Superior Court, San Francisco, California (case filed 2/9/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of California.

        Morse v. R. J. Reynolds Tobacco Company, et al., Case No. 822825-9, Superior Court, Alameda County, California (case filed 2/14/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of California.

        Munoz, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 309834, Superior Court, San Francisco City and County, California (case filed 2/9/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of California.

        Peirona, et al. v. Philip Morris Companies, Inc., et al., Case No. 310283, Superior Court, San Francisco City and County, California (case filed 2/28/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of California.

        Teitler v. R. J. Reynolds Tobacco Company, et al., Case No. 823161-9, Superior Court, County of Alameda, California (case filed 2/17/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of California.

        Sullivan v. R. J. Reynolds Tobacco Company, et al., Case No. 823162-8, Superior Court, County of Alameda, California (case filed 2/17/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of California.

                                                                    Exhibit 99.1


        Ulan v. R. J. Reynolds Tobacco Company, et al., Case No. 823160-0, Superior Court, County of Alameda, California. In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of California.

        Sand v. Philip Morris Companies, Inc., et al., Case No. BC225580, Superior Court, County of Los Angeles, California. In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of California.

        Belmonte v. R. J. Reynolds Tobacco Company, et al., Case No. 825112-1, Superior Court, County of Alameda, California (case filed 4/11/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of California.

        Belch v. R. J. Reynolds Tobacco Company, et al., Case No. 825115-8, Superior Court, County of Alameda, California (case filed 4/11/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of California.

        Aguayo v. R. J. Reynolds Tobacco Company, et al., Case No. 826420-8, Superior Court, County of Alameda, California (case filed 5/15/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of California.

        Phillips v. R. J. Reynolds Tobacco Company, et al., Case No. 826421-7, Superior Court, County of Alameda, California (case filed 5/15/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of California.

        Campe v. R. J. Reynolds Tobacco Company, et al., Case No. 826425-3, Superior Court, County of Alameda, California (case filed 5/15/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of California.

        Amsterdam Tobacco Corp., et al. v. Philip Morris Companies, Inc., et al., Case No.1: 00CV0460, USDC, District of Columbia (case filed 3/6/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the United States and elsewhere in the world.

                                                                    Exhibit 99.1



        Barnes, et al. v. Philip Morris Companies, Inc., et al., Case No. 00-0003678, Superior Court, District of Columbia (case filed 5/11/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the District of Columbia.

        Buffalo Tobacco Products, Inc., et al. v. Philip Morris Companies, Inc., et al., Case No. 1:00CV00224, USDC, District of Columbia (case filed 2/8/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the United States.

        Hartz Foods v. Philip Morris Companies, Inc., et al., Case No. 1:00CV01053, USDC, District of Columbia (case filed 5/10/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the United States.

        Brownstein v. Philip Morris Companies, Inc., et al., Case No. 00002212, Circuit Court, Broward County, Florida (case filed 2/8/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the Florida.

        Williamson Oil Company, Inc. v. Philip Morris Companies, Inc., et al., Case No. 00-CV-0447, USDC, Georgia, Northern District (case filed 2/18/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the United States.

        Suwanee Swifty Stores, Inc. v. Philip Morris Companies, Inc., et al., Case No. 00-CV-0667, USDC, Georgia, Northern District (case filed 3/14/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the United States.

        Holiday Markets, Inc. v. Philip Morris Companies, Inc., et al., Case No. 00-CV-0707, USDC, Georgia, Northern District (case filed 3/17/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the United States.

        Smith, et al. v. Philip Morris Companies, Inc., et al., Case No. 00-CV-26, District Court, Kansas, Seward County (case filed 2/7/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of Kansas

        Taylor, et al. v. Philip Morris Companies, Inc., et al., Case No. CV-00-203, Superior Court, Maine (case filed 3/27/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of Maine.

                                                                    Exhibit 99.1

        Del Serrone, et al. v. Philip Morris Companies, Inc., Case No. 00-004035 CZ, Circuit Court, Wayne County, Michigan (case filed 2/8/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of Michigan.

        Ludke, et al. v. Philip Morris Companies, Inc., et al., Case No. MC 00-001954, District Court, Hennepin County, Minnesota (case filed 2/15/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of Minnesota.

        Anderson. v. Philip Morris Companies, Inc., et al., Case No. 00-1212, United States District Court, Minnesota (case filed 5/17/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of Minnesota.

        Unruh, et al. v. R. J. Reynolds Tobacco Co., Case No. CV00-2674, District Court, Washoe County, Nevada (case filed 6/9/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of Nevada.

        Romero, et al. v. Philip Morris Companies, Inc. et al., Case No. D0117 CV-00000972, District Court, Rio Arriba County, New Mexico (case filed 4/10/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of New Mexico.

        Sylvester, et al. v. Philip Morris Companies, Inc., et al., Index No. 00/601008 Supreme Court of New York, New York County, New York (case filed 3/8/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of New York.

        Neirman, et al. v. Philip Morris Companies, Inc., et al., Index No. 00/102396, Supreme Court of New York, New York County, New York (case filed 3/6/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of New York.

        Shafer, et al. v. Philip Morris Companies, Inc., et al., Case No. 00-C-1231, District Court, Morton County, North Dakota (case filed 4/18/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of North Dakota.

                                                                    Exhibit 99.1




        I. Goldshlack Company v. Philip Morris Companies, Inc., et al., Case No. 00-CV-1286, USDC, Eastern District of Pennsylvania (case filed 3/9/00). In this class action plaintiff allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the United States.

        Swanson, et al. v. Philip Morris Companies, Inc., et al., Case No. 00-144, Circuit Court, Hughes County, South Dakota (case filed 4/18/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of South Dakota.

        Saylor, et al. v. Philip Morris Companies, et al., Case No. 7607, Chancery Court, Tennessee, Washington County (case filed 8/15/2001). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of Tennessee.

        Cusatis v, Philip Morris Companies, Inc., et al., Case No. 00CV003676, Circuit Court, Milwaukee County, Wisconsin (case filed 5/5/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of Wisconsin.